UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2017

OPIANT PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55330	46-4744124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Blvd., 12th Floor Santa Monica, CA	90401
(Address of Principal Executive Offices)	(Zip Code)

(424) 252-4756

Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Welmers Investment Agreement Amendment

On June 1, 2017 (the “Welmers Effective Date”), Opiant Pharmaceuticals, Inc. (the “Company”) and Ernst Welmers (“Welmers”) entered into an amendment (the “Welmers Amendment”) to that certain Investment Agreement, dated as of May 15, 2014, as clarified by that certain letter agreement dated October 15, 2014 (the “Welmers Agreement”), to provide for the Company’s right to buyback the Interest (as defined in the Welmers Agreement) from Welmers. Pursuant to the Welmers Amendment, from the Welmers Effective Date until May 27, 2019, the five year anniversary of the date of the Investment (as defined in the Welmers Agreement) (the “Welmers Interest Buyback Expiration Date”), the Company shall have the right to buyback all or any portion of the Interest from Welmers upon written notice to Welmers (the “Welmers Interest Buyback Notice”), at the price of $300,000 per 1.5% of Interest (the “Welmers Interest Buyback Amount”); provided, that in the event the Welmers Interest Buyback Notice is provided within 3.25 years of the date of the Investment, the Company shall pay Welmers 1.8 times the Welmers Interest Buyback Amount within ten business days of providing the Welmers Interest Buyback Notice; provided, further, that in the event the Welmers Interest Buyback Notice is provided after 3.25 years of the date of the Investment and on or prior to the Welmers Interest Buyback Expiration Date, the Company shall pay Welmers 3.15 times the Welmers Interest Buyback Amount within ten business days of providing the Welmers Interest Buyback Notice.

In consideration for Welmers entering into the Welmers Amendment, the Company has agreed to pay Welmers, within 15 business days of the Welmers Effective Date, $30,000. Furthermore, the Company shall grant Welmers the right to receive 0.375% of the Net Profit (as defined in the Welmers Agreement) generated from DAVINCI (as defined in the Welmers Amendment). In the event that the Company is sold, Welmers shall receive 0.375% of the net proceeds of such sale, after the deduction of all expenses and costs related to such sale. Additionally, from the Welmers Effective Date until the four year anniversary of the Welmers Effective Date (the “Welmers DAVINCI Interest Buyback Expiration Date”), the Company may buyback all or any portion of the DAVICI Interest (as defined in the Welmers Amendment) upon written notice to Welmers (the “Welmers DAVINCI Interest Buyback Notice), at the price of $56,250 per 0.375% of DAVINCI Interest (the “Welmers DAVINCI Interest Buyback Amount”); provided, that in the event the Welmers DAVINCI Interest Buyback Notice is provided within 2.5 years of the Welmers Effective Date, the Company shall pay Welmers two times the Welmers DAVINCI Interest Buyback Amount within ten business days of providing the Welmers DAVINCI Interest Buyback Notice; provided, further, that, in the event the Welmers DAVINCI Interest Buyback Notice is provided after 2.5 years of the Welmers Effective Date and on or prior to the Welmers DAVINCI Interest Buyback Expiration Date, the Company shall pay Welmers 3.5 times the Welmers DAVINCI Interest Buyback Amount within ten business days of providing the Welmers DAVINCI Interest Buyback Notice.

Furthermore, pursuant to the Welmers Amendment, the Company and Welmers agree that, upon the Company’s receipt after the Welmers Effective Date of at least $3 million from (i) SWK Funding LLC (“SWK”) pursuant to the Company’s Purchase and Sale Agreement, dated as of December 13, 2016, with SWK (the “Purchase Agreement”), and/or (ii) Adapt Pharma Operations Limited (“Adapt”) pursuant to that certain License Agreement, dated as of December 15, 2014, as amended on December 13, 2016, with Adapt (the “License Agreement”), fifty percent of all actual amounts received by the Company from SWK shall be used in determining the Net Profit.

The foregoing description of the Welmers Amendment is qualified in its entirety by reference to the full text of the Welmers Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Amendment to LYL Holdings Amended and Restated Consulting Agreement

On June 1, 2017 (the “LYL Effective Date”), the Company and LYL Holdings Inc. (“LYL”) entered into an amendment (the “LYL Amendment”) to that certain Amended and Restated Consulting Agreement, dated October 25, 2016 and effective as of July 17, 2013 (the “LYL Agreement”), to provide for the Company’s right to buyback the Interest (as defined in the LYL Agreement) from LYL. Pursuant to the LYL Amendment, from the LYL Effective Date until 4.5 years after July 17, 2013 (the “LYL Interest Buyback Expiration Date”), the Company shall have the right to buyback all or any portion of the Interest from LYL upon written notice to LYL (the “LYL Interest Buyback Notice”), at the price of $500,000 per 5.0% of Interest (the “LYL Interest Buyback Amount”); provided, that in the event the LYL Interest Buyback Notice is provided within 3.25 years of the LYL Effective Date, the Company shall pay LYL 1.8 times the LYL Interest Buyback Amount within ten business days of providing the LYL Interest Buyback Notice; provided, further, that in the event the LYL Interest Buyback Notice is provided after 3.25 years after the Effective Date and on or prior to the LYL Interest Buyback Expiration Date, the Company shall pay LYL 3.15 times the LYL Interest Buyback Amount within ten business days of providing the LYL Interest Buyback Notice.

In consideration for LYL entering into the LYL Amendment, the Company and LYL agree that, upon the Company’s receipt after the LYL Effective Date of at least $3 million from (i) SWK pursuant to the Purchase Agreement and/or (ii) Adapt pursuant to the License Agreement, fifty percent of all actual amounts received by the Company from SWK shall be used in determining the Net Profit (as defined in the LYL Agreement).

The foregoing description of the LYL Amendment is qualified in its entirety by reference to the full text of the LYL Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Investment Agreement, dated as of June 1, 2017, by and between Opiant Pharmaceuticals, Inc. and Ernst Welmers.

10.2	Amendment to Amended and Restated Consulting Agreement, dated as of June 1, 2017, by and between Opiant Pharmaceuticals, Inc. and LYL Holdings Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opiant Pharmaceuticals, Inc.

Date: June 2, 2017	By:	/s/ Dr. Roger Crystal
Name: Dr. Roger Crystal
Title: Chief Executive Officer